Danisco presentation

Employee meeting
at Genencor

1 February 2005

Introduction
CEO Alf Duch-Pedersen

1

'Curious employees

drive innovation.'

Danisco branding campaign 2004

DANISCO
First you add knowledge...

Danisco A/S

DANISCO

2

2

We create value

We are innovative

We take responsibility

We believe in dialogue

We build competencies

Our five values

Mission                            Vision                                  Strategy

Danisco's strategy is
to expand through:

 organic growth

 acquisitions

 research and development

To accommodate
consumer demand for
healthy, safe and tasty
food

Danisco wants to be the
leading supplier of
ingredients to the global
food industry

3

3

DANISCO

Business platform

Danisco Ingredients

One company
             - one source
             - many solutions

Profitable growth

Danisco Sugar

Stable cash-flow
generator

Efficient production

Market leader

Regional presence

Proven track record

EU - sugar regime

Market leader

Global presence

Proven track record

Strong knowledge-base

4

4

DANISCO
First you add knowledge...
Danisco A/S

H1 2004/05
57%
43%
H1 2003/04
53%
47%
0
20
40
60
80
100
Ingredients & Sweeteners
Sugar

Danisco in numbers

5

Net sales
Sugar
H1 2004/05: 3.727bn

Net sales
Ingredients & Sweeteners
H1 2004/05: 4.958bn

H1 2004/05 on H1 2003/04

DANISCO
First you add knowledge...
Danisco A/S

30,000
25,000
20,000
15,000
10,000
5,000
0
16
14
12
10
8
6
4
2
0
97/98
99/00
01/02
03/04
Net sales
EBITA margin

Group Sales and EBITA-margin

(%)

2003/04 (DKK million)

Net sales:                                                                           16,397

EBITA before special items:                     2,138

Invested capital:                                                        19,456

Operating margin (EBITA):                    13.0%

6

6

DANISCO
First you add knowledge...

Danisco A/S

60%
40%
0
20
40
60
80
100
Ingredients & Sweeteners
Sugar

Fitline
froop

Danisco in numbers

Estimate based on released figures 2004/05

Estimated sales distribution in the Group

7

7

Transformation 1999-2005

Focus on Ingredients

Knowledge based

Proactive

Net sales:           DKK 19bn

EBITA:                DKK 2.1bn

EBITA margin:             11%

Net sales /
employee:       DKK 1.9m

EBITA /
employee:       DKK 0.3m

Transaction value: approx. DKK 25 bn

Net sales:      DKK 18,0bnE

EBITA:                  DKK 2.3bnE

EBITA -margin:             13%E

1999

2005

   Net sales /

      employee:          DKK 1.3m

    EBITA /
       employee:             DKK 0.14m

Conglomerate

11 divisions

Process-oriented

8

DANISCO
First you add knowledge...

Danisco A/S

DTU Innovation

JURAG Separation

CatchMabs

Roalis

direvo biotech

WellGen

profos

Linguagen

9

9

Danisco Venture

Danisco Venture has invested in innovative companies within:

Food safety

Sweeteners

Functional food

Flavour

Starter cultures

Enzymes - specialities

Danisco Venture has invested with leading investors such as Cargill Ventures,
Dupont Ventures, S.R. One (GlaxoSmithKline's venture arm), TVM, Carlsberg,
AgroVenture, Vækstfonden, Nordic Biotech etc.

Danisco A/S

Emulsifiers	Functional systems	Textural ingredients	Flavourings	Food enzymes	Feed enzymes	Industrial enzymes	Starter cultures	Bio-preservation	Sweeteners
✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
✓	✓	✓	✓	✓				✓	
✓	✓	✓	✓	✓				✓	✓
	✓	✓	✓	✓			✓	✓	
		✓							
✓		✓							
				✓	✓	✓			
			✓	✓			✓		
	✓			✓	✓	✓	✓	✓	✓
			✓						
			✓						
			✓

Market position

Danisco (DK)

Degussa (D)

Kerry/Quest (GB)

Rhodia (F)

CP Kelco/Huber (DK/USA)

Grünau/Cognis (D)

Novozymes (DK)

Chr. Hansen (DK)

DSM (NL)

IFF (USA)

Givaudan (CH)

Symrise (H&R/Dragoco) (D)

Danisco's position

2

3

2

2

1

1

8

2

1

1

10

Sustainable Development

Danisco wants to be
a recognised member
of society

We believe that dialogue
with our stakeholders
is a must in today ’s
business

Today’s business
is based on
sustainability

11

Danisco strives for 100% brand protection

12

12

Social Issues

and

Business Integrity

Environmental
Ethics

Product

Safety

SHEQ

Safety,

Health,

Environment

and Quality

Danisco's sustainability policy is built around four focus areas:

Corporate social policy

Protection of human rights

Equal opportunities

Freedom of association

Abolition of forced labour

Elimination of child labour

Remuneration

Working hours

Development

Layoffs

Business ethics

Suppliers

13

13

  Danisco to acquire the shares in Genencor International held by Eastman Chemical Company bringing the total ownership
       to 83.4%. Total acquisition price of USD 419 million including preferred shares

  Danisco to commence a tender offer of USD 19.25 per
       share to public shareholders in Genencor

   Completion is expected no later than May 2005 following
       completion of the tender offer

  The final transaction is conditional on acquiring a majority of the shares held by public shareholders

  Genencor to be a wholly owned subsidiary and consequently
       delisted from NASDAQ

  A new division for industrial enzymes, named Danisco
       Genencor, will be formed

Details of the acquisition

14

14

  Major contribution to existing knowledge base through
       advanced biotechnology

   Industrial enzymes as a driver in the future growth of Danisco

  World-class innovation capability

  Strengthened patent portfolio in all areas of enzyme
       development, manufacturing and marketing

  Leveraged discovery of new enzyme activities across
       a much broader range of end-use applications

  Accelerated development and commercialisation of  new
       enzymes for food and animal feed

               A strong knowledge-based business
           in the future bio-based economy

Complementary capabilities

15

15

The enzyme value chain

Discovery

Optimisation

Production

Sales

-

Industrial

-

Sales

-

Food

&

Feed

Genencor knowledge for food and feed

Danisco knowledge for food and feed

Application/

Marketing

Application/

Marketing

Sales

Grain

processing

16

16

'Acquiring Genencor will give Danisco an advanced
biotechnology platform and add a new knowledge-based
business area, industrial enzymes, which will play a significant role in the future growth of our business.'

'Our respective strengths are highly complementary. With
increased innovation capability, our two companies are in
a unique position to accelerate time to market and become
an important player in the future bio-based economy.'

'I am looking forward to welcoming 1,300 new colleagues on
board when we have hopefully succeeded in completing the
acquisition no later than May 2005.'

Internal statement 27 January 2005

Combined knowledge

17

17

DANISCO

First you add knowledge...

Danisco A/S

innovative by nature®

Our common history

18

18

1999             Danisco acquired Cultor and a 50% shareholding in Genencor

  2000

             Genencor listed on NASDAQ to raise capital for exploiting huge potential of
                R&D projects. Diamond's shareholding reduced by 8%

                        Cooperation agreement and joint development of new enzyme solutions for the food industry. Development partner and enzyme supplier to Danisco
                            Animal Nutrition

2004                Launch of cake enzyme GRINDAMYL™ POWERSoft with annual sales
                              potential running into   millions of USD. More new applications in the pipeline

DANISCO
First you add knowledge...

Danisco A/S

DANISCO
Alf Duch-Pedersen
Emulsifiers
Employees approx. 600
Functional Systems
Employees approx. 260
Textural Ingredients
Employees approx. 960
Flavours
Employees approx. 630
Cultures
Employees approx. 440
Genencor
Employees approx. 1,300
Specialities (incl. enzymes)
Employees approx. 280
Animal Nutrition
Employees approx. 170
Sweeteners
Employees approx. 440
Sugar
Employees approx. 3,000
DKK 4.1bn
DKK 5.4bn
DKK 1.5bn
DKK 8.0bn

Danisco organisation
January 2005

19

19

Danisco presentation

Introduction to
food ingredients

EVP Robert H. Mayer

20

'Curious employees

drive innovation.'

Danisco branding campaign 2004

21

21

%

DKKbn

Growth Ratio to 1981

Sales (Billion DKK)

25

20

15

10

5

0

2004

1999

1988

1981

12

10

8

6

4

2

0

Sales Development of Danisco I&S

DANISCO

First you add knowledge...

Danisco A/S

80
60
40
20

Innovation

Application

Technical customer service

Formulation development
and optimization

Training

Technical sales literature

Development

New application concepts

New products

New processes

Support

Analysis

Pilot plants

Library

Statistics

Patents, regulatory

22

22

Organic growth

Danisco's current R&D budgets

In-house R&D,
approx
DKK 500 m/year

Danisco Venture
R&D,
DKK 500 million

Genencor R&D,
USD 20 million

Organic growth

Convenience food

Functional food

Demographic

changes

GDP growth in
emerging markets

Consumer demand

23

23

First you add knowledge...
Danisco A/S

20
18
16
14
12
10
8
6
4
2
0
Sweeteners
Emulsifiers
Functional Systems
Textural Ingredients
Flavours
Cultures
Specialities incl. enzymes
Animal Nutrition
Novozymes 2003
Genencor 2003

R&D costs relative to sales per division

Estimate 06 2004/05

(Health care)

(%)

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24

DANISCO
First you add knowledge...
Danisco A/S

Unilever
Coca-Cola
DANONE
BACARDI
Fonterra
GENERAL MILLS
Procter&Gamble
Nestlé
The Minute Maid Company
KRAFT
Yoplait
SODIAL
BIMBO

Customer Relations

USA, Mexico, Brazil, Europe, Thailand, Australia, New Zealand and South Africa

25

25

26

26

* Genencor

Mexico

México City

Tecomán

Colombia

Santafé de Bogota

Brazil

Paulinia

São Paulo

São Paulo

Pirapozinho

*Cotia

Chile

Santiago

Pargua

Argentina

Buenos Aires

*Arroyito

*Buenos Aires

Canada

Scarborough

USA

Madison

New Century, KS

St. Louis, MI

St. Joseph, MI

Thomson, IL

Terre Haute, IN

Pine Brook, NJ

Ardsley, NY

Lakeland, FL

*Palo Alto, CA

*Cedar Rapids, Iowa

*Rochester, NY

*Beloit, WI

Guatemala

Guatemala City

UK

Wellingborough

Beaminster

Redhill

*Stockport

Netherlands

Zaandam

An Uden

Barendrecht

*AE Leiden

Belgium

Louvain-La-Neuve

*Brugge

France

Aubervilliers

Dangé Saint Romain

Èpernon

Melle

Sassenage

Vinay

Paris

Grasse

Landerneau

Seillans

*Roncq

Spain

Valencia

Viladecans

Italy

Milan

Portugal

Faro

Germany

Niebüll

Anklam

*Pattensen

China

Beijing

Shanghai

Kunshan

Guangzhou

Nanyang

*Shanghai

*Beijing

*Wuxi
Korea

Seoul

Japan

Osaka

Tokyo

*Tokyo

India

Haryana

Malysia

Penang

Kuala Lumpur

Singapore

Singapore

*Singapore

South Africa

Johannesburg

Cape Town

Australia

Sydney

New Zealand

Auckland

Estonia

Tallinn

Iceland

Reykjavik

Lithuania

Kedainiai

Panevézys

Finland

Espoo

Kantvik

Kotka

Salo

Säkylä

Jokioinen

*Hanko

*Jämsänkoski

Sweden

Norrköping

Arlöv

Köpingebro

Örtofta

Norway

Bryne

Oslo

Denmark

Brabrand

Copenhagen

Grindsted

Haderslev

Holeby

Assens

Nakskov

Nykøbing

Russia

Moscow

*Moscow

Poland

Olsztyn

Poznan

Czech Republic

Smirice

Austria

Vienna

Lenzing

Croatia

Zagreb

Serbia and Montenegro

Belgrade

Hungary

Budapest

Romania

Bucharet

Ukraine

Kiev

  Sales office

  Innovation centre

  Production plant

Global presence

Danisco A/S

45
37
18
0
20
40
60
80
100
Texturant products
Speciality products
Sweeteners

Ingredients & Sweeteners (2003/04)

Net sales:                                                                                  8,645

EBITA before special items:                       1,235

Invested capital:                                                           10,575

Operating margin (EBITA):                        14.3%

(%)

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27

Danisco A/S

28%
35%
10%
27%
0%
20%
40%
60%
80%
100%
Texturant Ingredients
Specialities
Sweeteners
Other

Food ingredients
- world market

World market approx.
USD 22bn - average annual
growth rate 2-4% p.a.

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28

The knowledge provider

Customers:

Dairy

Beverage

Ice cream

Bakery

etc

Emulsifiers

Functional systems

Textural

Ingredients

Flavours

Specialities

Sweeteners

Animal

Nutrition

Sugar

Processing

aid, shelf life.

preservation

Taste

Stabiliser

Texture

Stabiliser

Texture, health

Taste

Nutri-

tion

Taste, health

29

29

First you add knowledge...

Danisco A/S

80
60
40
20

XYLITOL

Food ingredients value chain

Raw materials,
sources

Technologies

Food Ingredients

Processed
food

Plants

Micro-organisms

Animal fats

Processing aids

Separation

Extraction

Distillation

Drying

Blending

Fermentation

Texture

Health & nutrition

Taste & flavour

Processing aid

Preservation

Shelf life

30

30

DANISCO
First you add knowledge...

Danisco A/S

	Dairy	Bakery	Beverages	Frozen desserts	Confectionery	Fruit preparations	Meats & seafood	Oils & fats	Ready meals	Snack products	Soups & sauces
	✓	✓	✓				✓		✓		✓
	✓	✓			✓		✓	✓	✓	✓	✓
	✓						✓				
	✓	✓	✓	✓	✓		✓	✓	✓	✓	
	✓	✓						✓			✓
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
	✓	✓	✓	✓				✓	✓		✓
		✓			✓						
	✓	✓	✓	✓	✓	✓					
	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓

Current product range

Antimicrobials

Antioxidants

Cultures & media

Emulsifiers

Enzymes

Flavourings

Functional systems

Specialty fats

Sweeteners

Textural ingredients

Application

Product range

31

31

Objectives

  to offer our customers solutions that enable
   them to market high quality food at a
   competitive advantage

  to be the food producers' preferred emulsifier
   supplier

Emulsifiers

  bind water and oil in an emulsion – primarily
   manufactured on the basis of natural plant oils

  used in e.g. bread, ice cream, margarine,
   chocolate and plastic

Emulsifiers

32

32

Functional systems

   blends of emulsifiers and stabilisers

  used in e.g. desserts, ice cream, dairy products, beverages and meat products

Objective

To supply know-how and functional systems of
value for our customers

Functional systems are beneficial to the food
producers concerning:

  product safety

  application

  homogenous functionality

Functional Systems

33

33

Objective

Expanding to double the size from 2000-2005
through:

  internal value creation

  expansion

  acquisitions

  strategic alliances

Stabilisers

  bind water making liquid viscous or turning it into a gel

  made from natural raw materials

  primarily used in foods such as jam, confectionery
    and beverages

Textural Ingredients

34

34

Flavours

  contribute to the taste in food and beverages

  have a big influence on the consumer's perception of
     the product

  ensure the same taste perception every time

  make products distinguishable from each other

Objectives

  to advance from top 10 to top 5 on a global scale

  to be recognised as a leading flavour house

Flavours

35

35

Cultures

A strong global no. 2

Dairy cultures are used to acidify milk for yoghurt
and cheese production

Cultures can also have health-promoting
benefits. Danisco probiotic cultures are marketed
under the brand name HOWARU

The meat industry uses cultures to inhibit growth
of bacteria such as listeria and salmonella

Objective

To become the leading global supplier of cultures

36

36

Objective

To be among the world's three largest suppliers of all kinds of
Specialities products

Enzymes, antimicrobials (natural protectants),
antioxidants and dairy cultures

  natural raw materials produced through fermentation

   enzymes give bread better crumb structure and make
     dough less sticky

  antimicrobials prevent food from bacterial decay

Specialities

37

37

Danisco manufactures and markets a range of speciality
sweeteners and related ingredients, including:

  xylitol

  Litesse®

 fructose

  lactitol

  d-xylose

  rare sugars

Objective

To be a creative partner in developing ingredients with
functional and nutritional benefits in food and
pharmaceuticals

Sweeteners

38

38

Develops and produces
ingredients for animal feed

  enzymes

  betaine

  flavours

Objective

To provide sustainable animal nutrition solutions that
meet consumers' demand for safe, high quality food at
an affordable price, with care and attention to the
environment

Animal Nutrition

39

39

One of the largest and
most efficient sugar
producers in Europe

Dansukker - one
trademark for the Nordic
and Baltic countries

Objective

To maintain its position as one of Europe's leading sugar
producers

Sugar

Strategy

  market-oriented product development

  research and development

  customised products

  new logistics solutions

  operational excellence

   focus on food safety and quality

40

40

41

Functional systems    0.3-0.5%     3%

Flavour                                         0,1%     3%

Fat                                   4.5%       45%

Dried milk                           5.0%       36%

Sugar                                   6.3%     13%

Water                                   33.4%     0%

Air                                         50.0%     0%

Content

Price

What does Danisco mean by food ingredients?

What are ingredients?

42

42

Milk

Sugar                                                                                                                 Beets

Stabiliser                                     Locust bean gum                                                Seeds from locust trees

                                                                     Carrageenan                                                     Seaweed

Taste                                              Vanilla

                                                                                                                                                                   Bush

Emulsifier                                    Palm oil                                                                        Palm trees

A part of life - around the world

43

'Danisco expects to commence the tender offer as soon as practicable.
Once the tender offer is commenced, offering materials will be mailed to Genencor shareholders and Danisco will file all necessary information with the United States Securities and Exchange Commission. Genencor
shareholders and other interested parties are urged to read Danisco's tender offer statement and other relevant documents filed with the SEC when they become available because they will contain important information.

Genencor shareholders will be able to receive such documents free of charge at the SEC's web site, www.sec.gov, or from Danisco at:
Investor Relations, tel.: +45 3266 2912, investor@danisco.com.'

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